Annual Fund Operating Expenses - iShares Interest Rate Hedged Long-Term Corporate Bond ETF - iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Mar. 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.35%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	0.06%
Expenses (as a percentage of Assets)	0.41%
Fee Waiver or Reimbursement	(0.25%)
Net Expenses (as a percentage of Assets)	0.16%